SMALLCAP World Fund®

Prospectus Supplement

(for prospectus dated December 1, 2013)

The table in the summary section of the prospectus under the heading “Annual fund operating expenses” in the “Fees and expenses of the fund” section is amended in its entirety as follows:

Annual fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

Share classes

	A	B	C	F-1	F-2	529-A	529-B	529-C
Management fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.25	none	0.21	0.99	0.99
Other expenses	0.25	0.25	0.29	0.18	0.18	0.34	0.36	0.35
Total annual fund operating expenses	1.13	1.89	1.93	1.07	0.82	1.19	1.99	1.98

	529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and/or service (12b-1) fees	0.50	0.00	0.98	0.74	0.50	0.25	none	none
Other expenses	0.29	0.34	0.22	0.48[2]	0.26	0.18	0.13	0.08
Total annual fund operating expenses	1.43	0.98	1.84	1.86	1.40	1.07	0.77	0.72

Keep this supplement with your prospectus.

MFGEBS-081-1213P Printed in USA CGD/AFD/10039-S40651

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

s/ PATRICK F. QUAN
PATRICK F. QUAN
SECRETARY